UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA PHARMA HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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China Pharma Holdings, Inc.
2nd Floor, No 17 Jinpan Road
Haikou, Hainan Province
The People's Republic of China 570216

October 28, 2016

Dear Stockholder:

On behalf of the Board of Directors of China Pharma Holdings, Inc., I invite you to attend our Annual Meeting of Stockholders for the fiscal year ended December 31, 2015 (the "Annual Meeting"). We hope you can join us. The Annual Meeting will be held at the following address:

At:	Conference Room, 2nd Floor, Jiahai Building
No. 17 Jinpan Road, Haikou
Hainan Province, China 570216

On:	December 8, 2016

Time:	8:00 p.m. Eastern Time (December 9, 2016 at 9:00 a.m. local time)

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the annual report and the proxy card accompany this letter.

At the Annual Meeting we will report on important activities and accomplishments of our company and review our financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on our company and its activities, and to meet certain of our directors and key executives.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to the election of our independent directors, the advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of our shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Pharma Holdings, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People's Republic of China 570216.

Sincerely,

/s/ Zhilin Li
Zhilin Li
Chairman of the Board

CHINA PHARMA HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 8, 2016

To the Stockholders of China Pharma Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders for the fiscal year ended December 31, 2015 (the "Annual Meeting") of China Pharma Holdings, Inc., a Nevada corporation, will be held on Thursday, December 8, 2016, at 8:00 p.m., Eastern Time (Friday, December 9, 2016 at 9:00 a.m. local time), at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216, for the following purposes:

1.	To elect three independent director nominees to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

2.
To approve, on a non-binding, advisory basis, the compensation of our named executive officer as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

3.	To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 24, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Zhilin Li Zhilin Li Chairman of the Board

October 28, 2016

CHINA PHARMA HOLDINGS, INC.
2nd Floor, No. 17 Jinpan Road
Haikou, Hainan Province
The People's Republic of China 570216

_____________

PROXY STATEMENT
_____________

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Pharma Holdings, Inc., a Nevada corporation (the "Company", "we" or "us"), for our Annual Meeting of Stockholders for the fiscal year ended December 31, 2015 (the "Annual Meeting"). The Annual Meeting will be held on Thursday, December 8, 2016, at 8:00 p.m. Eastern Time (Friday, December 9, 2016 at 9:00 a.m. local time), and at any adjournment(s) or postponement(s) thereof, at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216.

The date on which the Proxy Statement and form of proxy card are intended to be sent to stockholders is on or about October 29, 2016.

The purpose of the Annual Meeting is for the election of our independent directors, the advisory vote on executive compensation, and the advisory vote on the frequency of the advisory vote on executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share ("common stock"), as of the close of business on October 24, 2016 (the "Record Date") are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People's Republic of China 570216, by contacting the Secretary of the Board.

The presence at the Annual Meeting of one-third of the outstanding shares of common stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are not present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker "non-votes" are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 43,579,557 shares of common stock. Each holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy via phone, fax, internet and mail by following the instructions provided in the Proxy Materials mailed to you or your household. You may submit your vote over the Internet or mail until 11:59 a.m. (New York City time) on December 7, 2016.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the independent director nominees to our Board of Directors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. However, without voting instructions, brokers are prohibited from giving proxies to vote on executive compensation matters, including the advisory vote on executive compensation and the advisory vote on the frequency of the advisory vote on executive compensation.

Each share of our common stock outstanding on the Record Date will be entitled to one vote on all matters. Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the independent director nominees. An affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, is required to approve, on a non-binding advisory basis, the executive compensation. For the frequency of the advisory vote on executive compensation, a plurality of votes cast by the shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed to have received the advisory approval. In counting the votes cast, only those cast "for" and "against" a matter are included.

Shares which abstain or which are withheld from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and "broker non-votes" will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Stockholders have no cumulative voting rights or dissenter's or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet following the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail requesting a copy be mailed to you, executing a subsequently-dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 a.m. (EST) on December 7, 2016. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay for expenses of solicitation of proxies for the Annual Meeting. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement and/or other Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders' prior express or implied consent.

We will deliver promptly upon written or oral request of a separate copy of the Annual Report on Form 10-K and this Proxy Statement, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our annual report and proxy statement for future stockholder meetings of our company, please follow the instructions for requesting materials indicated on the proxy card sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our annual report and proxy statement, and you would like to receive a single copy of annual report and proxy statement, please follow the instructions for requesting materials indicated on the proxy card sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any other interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 24, 2016 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of October 24, 2016, an aggregate of 43,579,557 shares of our common stock were outstanding.

Name and Address of Beneficial Owners(1)(2)	Amount and Nature of Beneficial Ownership	Percent of Class(3)
Directors and Executive Officers

Zhilin Li President, Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board	10,050,000	23.1%
Heung Mei Tsui Director	9,312,651	21.4%
Yingwen Zhang Director	0	*
Gene Michael Bennett (4) Director	0	*

Baowen Dong Director	0	*
All directors and executive officers as a group (5 persons)	19,362,651	44.4%
Greater than 5% Stockholders

Jian Yang	2,278,815	5.2%
______________________

* Represents less than 1%.

(1)
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People's Republic of China 570216.

(3)
In determining the percentage of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the owner may acquire, within 60 days of October 24, 2016 upon the exercise of the options or warrants, if any, held by the owner; and (b) the denominator is the sum of (i) the total 43,579,557 shares of common stock outstanding as of October 24, 2016, and (ii) the number of shares underlying any options or warrants, which such owner has the right to acquire upon the exercise of such options or warrants within 60 days of October 24, 2016 (for those who have options or warrants).

(4)
Pursuant to the terms of his engagement letters, Mr. Bennett is entitled to receive warrants to purchase an aggregate of 10,000 shares of our common stock (5,000 shares in each of the 2012 and 2013 fiscal years). As of the date of this report such warrants have not been issued.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our principal executive officer and principal financial officer during the last two fiscal years in all capacities to our Company and our subsidiaries. No other executive officer received compensation in excess of $100,000 during the fiscal year ended December 31, 2015.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Zhilin Li Chairman, Chief Executive Officer, President and interim Chief Financial Officer	2015 2014	225,600 225,600	-	-	-	-	-	16,000 16,000	241,600 241,600

Employment Agreements

Zhilin Li. Hainan Helpson Medical & Biotechnology Co., Ltd., our wholly-owned subsidiary and operating entity in the PRC ("Helpson"), entered into an employment agreement with Ms. Zhilin Li, our Chairman of the Board and Chief Executive Officer, which will expire on June 30, 2020. Pursuant to the terms of the currently effective employment agreement, Ms. Li agreed to continue to serve as Helpson's Chief Executive Officer for a term of five years at an annual salary of RMB800,000. Helpson may adjust Ms. Li's compensation based upon her production and operating achievement and her technical ability and working performance. Ms. Li's total annual cash compensation for the fiscal year ended December 31, 2015, when aggregated with her compensation from our U.S. holding company level, was $225,600.

Payments upon Termination or Change-in-Control

PRC Law. Under the applicable laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated with or without cause, or whose employment agreement with us expires and we choose not to continue their employment. The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee's termination) multiplied by the number of years the employee has been employed with us, plus an additional month's salary if 30 days' prior notice of such termination has not been given. However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee's local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee's local area. Except as described above, our executive officer does not have any other agreement or arrangement under she may be entitled to severance payments upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

None.

Discussion of Summary Compensation and Grants of Plan-based Awards Tables

A summary of certain material terms of our existing compensation plans and arrangements is set forth below.

On November 12, 2010, our Board of Directors adopted, and on December 22, 2010 our stockholders approved the 2010 Long-Term Incentive Plan (the "2010 Incentive Plan"), which gave us the ability to grant stock options, restricted stock, stock appreciation rights and performance units to employees, directors and consultants, or those who will become employees, directors and consultants of our company and/or our subsidiaries. The 2010 Incentive Plan currently allows for equity awards of up to 4,000,000 shares of common stock. As of March 23, 2016, 175,000 shares of restricted stock were outstanding, and no options were outstanding.

Director Compensation

The following table sets forth information concerning cash and non-cash compensation earned by or paid to our directors during the year ended December 31, 2015.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Heung Mei Tsui	16,000	-	-	-	-	-	16,000
Gene Michael Bennett	16,000	-	-	-	-	-	16,000
Yingwen Zhang	6,433	-	-	-	-	-	6,511
Baowen Dong	6,433	-	-	-	-	-	6,511

Our directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of our Board of Directors and committees on which they serve.

Ms. Zhilin Li, our Chairman, President and Chief Executive Officer, was also compensated for serving on our board of directors as set forth in the Summary Compensation Table appearing earlier hereof.

Engagement Letters

On December 9, 2015, we renewed the engagement letters with each of our three independent directors. Pursuant to the renewed engagement letters on the same terms and conditions as the previous engagement, each of Mr. Zhang and Mr. Dong is entitled to receive annual compensation of RMB40,000 (approximately $6,511), payable quarterly and Mr. Bennett is entitled to receive annual compensation of $16,000, payable quarterly, and a warrant to purchase 5,000 shares of common stock at an exercise price of $0.38 per share. As of the date of this report, no warrants have been issued to Mr. Bennett.

On December 9, 2015, we also entered into a renewal engagement letter with Ms. Tsui, pursuant to which, Ms. Tsui is entitled to annual compensation of $16,000 for serving as our director for a term of three years.

Compensation Committee Interlocks and Insider Participation

The members of the Nominating and Compensation Committee of our Board of Directors during fiscal 2015 were Messrs. Gene Michael Bennett, Baowen Dong and Yingwen Zhang. During fiscal 2015:

•	none of the members of the Nominating and Compensation Committee of our Board of Directors was an officer (or former officer) or employee of our company or any of its subsidiaries;

•	none of the members of the Nominating and Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity's executive officers served on our Nominating and Compensation Committee;

•	none of our executive officers was a director of another entity where one of that entity's executive officers served on our Nominating and Compensation Committee; and

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity's executive officers served as a director on our Board of Directors.

Independent Public Accountants

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Arshak Davtyan, Inc. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Our auditors will not be present, by phone or in person, at the Annual Meeting.

Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed by Arshak Davtyan, Inc., our current principal accountant, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for services in connection with statutory and regulatory filings or engagements were approximately $97,000 for the fiscal year ended December 31, 2015.

The aggregate fees billed by Arshak Davtyan, Inc., our current principal accountant, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for services in connection with statutory and regulatory filings or engagements were approximately $94,000 for the fiscal year ended December 31, 2014.

Audit-Related Fees

We did not incur any audit-related fees during the fiscal years ended December 31, 2015 and 2014.

Tax Fees

We did not engage our current principal accountant or our former principal accountant to render tax services to us during the last two fiscal years.

All Other Fees

We did not engage our current principal accountant or our former principal accountant to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors' independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by Arshak Davtyan, Inc., for our consolidated financial statements as of and for the year ended December 31, 2015.

PROPOSAL NO. 1

ELECTION OF INDEPENDENT DIRECTORS

Our amended and restated by-laws provide that the initial number of our directors shall be five and that the number of directors may be increased or decreased from time to time by action of the stockholders or of the Board. Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Directors may be re-elected for successive terms. The Board currently consists of five members, three of whom are independent. All of the three independent directors are the nominees standing for re-election at the Annual Meeting of Stockholders for the fiscal year ended December 31, 2014.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below. Upon the election, Messrs. Gene Michael Bennett, Yingwen Zhang and Baowen Dong, the three independent directors will serve for a one-year term until the date of the next annual shareholders meeting and until their successors are duly elected and qualified, or until their death, resignation or removal, whichever is earlier. We are not aware of any nominee who will be unable or who will decline to serve as an independent director.

Independent Director Nominees

The following table sets forth a brief biographical description of each of our nominees for election as independent directors, all of whom currently serve as our independent directors. This description includes the principal occupation of and other directorships held by each independent director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each independent director should serve as a member of the Board of Directors. This information is based on information furnished to us by the nominees.

Name	Age	Biographical Description

Gene Michael Bennett	68
Mr. Bennett has served as our independent director since February 2008. From July 2016 through the present, Mr. Bennett has served as CEO for Faroway Consulting in Shenzhen and CFO for 7 Senses Labs, both located in Shenzhen, Guangdong Province, China. Mr. Bennett also has served as an advisor to Swiss Capital Asia, located in Hong Kong since 2013. From 2009 through 2013, Mr. Bennett served as the CEO of the American General Business Association, located in Beijing, China. Mr. Bennett was a partner of Nexis Investment Consulting Corporation based in Beijing from 2004-2009. He acted as a partner of ProCFO Company based in California which provided contract chief financial officer service for firms during 2000-2004. During 1998-2000, he was a basic law, accounting and tax professor at University of Hawaii, and an accounting, tax and audit professor at Chaminade University of Honolulu, Hawaii, USA. In addition, he previously served as the chief financial officer and member of the board of directors of Argonaut Computers in Southern California. Mr. Bennett worked as an accounting and audit professor at Chapman University and an accounting, tax, and audit professor at California State University at Fullerton. He also acted as the chief financial officer and a board member of the National Automobile Club. Mr. Bennett graduated from Michigan State University with an MBA in Finance and BA in Accounting. He obtained his CPA license from the State of Colorado, which is currently inactive. Mr. Bennett's extensive background in accounting, financial management and reporting, including SEC related reporting qualifies him to serve as an independent director of our company and the chairman of our audit committee.

Yingwen Zhang	71
Mr. Zhang has served as our independent director since February 2008. He also currently serves as a consultant of Shanghai Reseat Medical Tech Co. Ltd., a medical device producer, and a director and a member of the compensation committee of Chongqing Wanli New Energy Co.,Ltd. (SHA:600847). He acted as Senior Consultant and Chairman of Safety Production Committee of Sinofert Holdings Limited (HKG: 0297) of SINOCHEM Group from October 2005 to June 2009. Additionally, Mr. Zhang was appointed as the Commercial Counselor of the China Embassy in Malaysia from March 2000 through October 2005. Prior to that, from 1988 to 2000, Mr. Zhang was appointed as the Director-General to Sichuan Provincial Foreign Trade and Economic Cooperation Bureau (the Commercial Bureau of Sichuan Province, China). In his early career he was a chemical engineer, and then became a senior manager for several chemical corporations in China. From 1983 to 1988, Mr. Zhang served as the Chief Executive Officer of a large nature gas-chemical state owned enterprise (SOE) in the PRC affiliated with the SINOPEC Group. Mr. Zhang graduated from the Chemical Engineering Department of Tianjin University in 1967. Mr. Zhang's extensive knowledge in areas of government regulation and policies, his experience as director of a China listed company, as well as his vast experience in senior management in SOE and the private sector, qualify him as an independent director of our company.

Baowen Dong	75
Mr. Dong has served as our independent director since February 2008. Mr. Dong participated on the expert team of the Sichuan University from 2003 to 2008, doing teaching evaluation and assessment work in Engineering and Medical Science faculty. In the past few years, Mr. Dong has focused on the research of China's Health Care Reform. Previously, he concentrated on biomedical and medical information researches. Mr. Dong has had different roles in areas of teaching and research, including a dean and a professor, at Sichuan University from 1974 to 2001. Additionally, Mr. Dong was engaged in the field of communication technology from 1966 to 1974. Mr. Dong graduated from Xi'an University of Science and Technology in 1966. His strong academic background in science and research brings value to our company in respect of research and development and qualifies him to serve as a director of our company.

There are no arrangements or understandings between any of our independent directors and any other person pursuant to which any independent director was selected to serve as an independent director of our company. There are no family relationships among our independent directors and officers.

Each of our independent director nominees has an established record of professional accomplishment in his or her chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. These directors help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts the performance of our Company.

Vote Required and Board of Directors' Recommendation

Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the independent director nominees. For purposes of the election of independent directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors recommends a vote "FOR" each nominee.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of the Company's executive officer as described under "Executive Compensation" and the tabular disclosure regarding our named executive officer's compensation (together with the accompanying narrative disclosure) in this Proxy Statement.

This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their views on our executive officer's compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Nominating and Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officer as described pursuant to applicable SEC rules in this Proxy Statement.

The Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company's stockholders and are competitive. Our principal compensation policies, which enable it to attract and retain talented executive officers to lead the Company in the achievement of our business objectives, include:

●	The Company makes annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive's individual performance.

●
The Company emphasizes long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer's job responsibilities.

●	The Company designs pay practices to retain a highly talented and experienced senior executive team.

●	The Company encourages stock ownership by our senior executive officers.

As a result, the Company is presenting this proposal, which gives you as a stockholder the opportunity to approve, on an advisory basis, the Company's executive officer compensation as disclosed in this proxy statement under the heading entitled "Executive Compensation" by voting for or against the following resolution:

"RESOLVED, that the Company's stockholders approve the compensation of the named executive officer on an advisory basis, the compensation of the individual identified in the Summary Compensation Table, as disclosed in this Proxy Statement (which disclosure includes the compensation tables and the accompanying narratives within the Executive Compensation section)."

Vote Required and Board of Directors' Recommendation

This Say-on-Pay proposal is advisory and non-binding. To be approved, on a non-binding advisory basis, this proposal must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. However, the approval or disapproval of this proposal by stockholders will not require the Board or the Nominating and Compensation Committee to take any action regarding the Company's executive compensation practices. The final decision on the compensation and benefits of the Company's named executive officer and on whether, and if so, how to address stockholder disapproval remains with the Board and the Nominating and Compensation Committee. Brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal No. 2 if you want your broker to vote your shares on Proposal No. 2.

The Board of Directors believes that the compensation of the executive officer is appropriate and recommends a vote FOR the approval of the executive compensation as described in the compensation tables and otherwise in this proxy statement.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE OUR
EXECUTIVE COMPENSATION PRACTICES

The Company seeks a non-binding advisory vote from its stockholders regarding the desired frequency for holding a non-binding advisory vote to approve the compensation of our executive officers as described in our annual proxy statements.

This proposal gives our stockholders the opportunity to express their views as to whether the non-binding advisory vote on our executive compensation practices should occur every one, two, or three years. Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when deciding the frequency of the non-binding advisory vote on its future executive compensation decisions.

The Company recommends that a non-binding advisory vote to approve the compensation of its executive officer(s) as described in its annual proxy statements occur every three years. The Company believes that holding this vote every three years will be the most effective timeframe because it will provide its Board and Compensation Committee with sufficient time to engage with its stockholders following each such vote, to understand any concerns its stockholders may have, and to implement any changes they deem appropriate in response to the vote results. In addition, one aspect of its executive compensation philosophy is the alignment of its executive officer(s)' long-term interests with those of its stockholders, and a vote every three years will provide stockholders with additional time to evaluate the effectiveness of its executive compensation philosophy as it relates to its performance. Nevertheless, although it is the Company's current intention to hold such advisory vote every three years, it may determine that a different frequency is appropriate, either in response to the vote of its stockholders on this Proposal or for other reasons.

Vote Required; Board of Directors Recommendation

While the Company believes its recommendation is appropriate at this time, our stockholders are not voting to approve or disapprove its recommendation, but are instead asked to provide an advisory vote on whether the non-binding advisory vote on the approval of its executive compensation practices should be held every one, two or three years. The option among those choices that obtains a plurality of votes cast by the shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed to have received the advisory approval of our stockholders.

The Board of Directors recommends that the stockholders cast their advisory votes for holding the non-binding advisory vote to approve its executive compensation practices every "THREE YEARS".

CORPORATE GOVERNANCE

Board Composition

Our Board of Directors is comprised of five members. Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Ms. Zhilin Li, our President and Chief Executive Officer, is the Chairman of the Board and a non-independent director. Ms. Heung Mei Tsui, an affiliate of the company, is a non-independent director. Messrs. G. Michael Bennett, Yingwen Zhang and Baowen Dong are our independent directors and serve as members of the Audit, Nominating and Compensation Committees.

Director Independence

Our Board has determined that Messrs. Gene Michael Bennett, Baowen Dong and Yingwen Zhang satisfy the criteria for independence under NYSE MKT and SEC rules for independence of directors and of committee members.

Board Leadership Structure

The Board believes that the combined role of Chief Executive Officer and Chairman is most suitable for our company because Ms. Li, serves as our company's President and Chief Executive Officer since 2005, is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being the person most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings company-specific experience and expertise, while the Company's independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes that the combined role of Chief Executive Officer and Chairman of the Board promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and development of strategy.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board retains responsibility for general oversight of risks. The Nominating and Compensation Committee is responsible for overseeing the management of risks related to the Company's executive compensation plans and arrangements, and also for managing risks associated with the independence of the Board of Directors and potential conflicts of interest. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. Our Board and its committees have access at all times to the Company's management to discuss any matters of interest, including matters bear risks. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees, and affords a free flow of communications regarding risk identification and mitigation.

Audit Committee

The Audit Committee assists the Board in monitoring:

•	our accounting, auditing, and financial reporting processes;

•	the integrity of our financial statements;

•	internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

•	the appointment and evaluation of the qualifications and independence of our independent auditors.

Gene Michael Bennett, Yingwen Zhang and Baowen Dong, all of whom are independent directors under SEC rules and the rules of NYSE MKT, are currently serving as members of the Audit Committee. Mr. Bennett is the chairman of the Audit Committee and is an "audit committee financial expert" as defined in Item 401(d)(5) of Regulation S-K promulgated under the Securities Act. The audit committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which is attached as Exhibit 99.1 to our Annual Report on Form 10-K filed with the SEC on March 17, 2009 and available on our website at www.chinapharmaholdings.com.

Nominating and Compensation Committee

The functions of the Nominating and Compensation Committee are as follows:

•	to assist our Board in discharging its responsibilities with respect to compensation of our executive officers and directors;

•	to evaluate the performance of our executive officers;

•	to assist our Board in developing succession plans for executive officers;

•	to administer our stock and incentive compensation plans and recommend changes in such plans to our Board as needed;

•	to identify qualified individuals to become board members;

•	to determine the composition of our Board and its committees;

•	to monitor the process to assess Board effectiveness; and

•	to develop and implement our corporate procedures and policies.

The current members of the Nominating and Compensation Committee are Messrs. Bennett, Zhang and Dong. Mr. Zhang is the chairman of the Nominating and Compensation Committee, which carries out its responsibilities in accordance with the terms of the Nominating and Compensation Committee Charter, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 28, 2009 and available on our website at www.chinapharmaholdings.com.

Board and Committee Meetings

During fiscal year ended December 31, 2015, our Board of Directors held 4 meetings and acted by unanimous written consent 1 time. Our Audit Committee held 6 meetings and our Nominating and Compensation Committee met 1 time.

Director Attendance at Annual Meetings

Ms. Li was present at our annual meeting of stockholders for the fiscal year ended December 31, 2014. We do not currently have a policy with regard to directors' attendance at annual stockholder meetings.

Stockholder Nominations for Director

Stockholders may propose candidates for Board membership by writing to China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216 so that the nomination is received by the Company by July 1, 2017 to be considered for the annual meeting of stockholders for the fiscal year ended December 31, 2016. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination; the candidate's name, address and other contact information; any direct or indirect holdings of our securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Director or Officer Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Related Party Transactions

Mr. Tsui, one of our directors, has made various loans to the Company. The balance of such loans from Mr. Tsui remained $1,354,567 as of December 31, 2015 and 2014. The loans bear interest at a rate of 1% per annum and principal and interest were payable by December 31, 2016, pursuant to a loans extension confirmation letter executed by the Company and Ms. Tsui. We recognized interest expense of $13,546 for the years ended December 31, 2015 and 2014, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% a registered class of our equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of Section 16(a) forms they file. Based upon a review of the filings made on their behalf during the fiscal year ended December 31, 2015, as well as an examination of the SEC's EDGAR system Form 3, 4, and 5 filings (including amendments to such forms) and our records, we believe that, during the year ended December 31, 2015, the Reporting Persons met all applicable Section 16(a) filing requirements.

Code of Ethics

On July 8, 2008, we adopted a code of business conduct and ethics for all directors and employees (including officers) within the meaning of the regulations adopted by the SEC under Section 406 of the Sarbanes-Oxley Act of 2002. The code has been designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the code to an appropriate person or persons, and (v) accountability for adherence to the code. The application of the code to the persons it applies to may only be waived by our Board of Directors in accordance with SEC regulations and the Sarbanes-Oxley Act of 2002. A copy of the code is available on our website at www.chinapharmaholdings.com or may be obtained by sending a written request to our corporate secretary at China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Stockholder and Other Interested Party Communications With Directors

Any stockholder or other interested party who desires to communicate with any member of our Board of Directors may do so by writing to: Board of Directors, c/o China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about our company or if it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year's annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by July 1, 2016 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at next year's annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than September 14, 2017 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to September 14, 2017, discretionary authority shall be granted to the persons designated in our proxy related to the annual meeting of stockholders for the fiscal year ended December 31, 2016 to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Ms. Diana Huang, China Pharma Holdings, Inc., Second Floor, No 17 Jinpan Road, Haikou, Hainan Province, The People's Republic of China 570216, +86-898-6681-1730.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of independent directors, the advisory vote on executive compensation, and the advisory vote on the frequency of the advisory vote on executive compensation. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

October 28, 2016	By Order of the Board of Directors
/s/ Zhilin Li
Zhilin Li Chairman of the Board